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                                                                      EXHIBIT 24

                             TENNECO PACKAGING INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Packaging Inc., does hereby appoint James V. Faulkner, Jr. and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Packaging Inc. Thrift Plan for Hourly Employees, (ii) the Tenneco Packaging Inc. Thrift Plan and (iii) the Tenneco Packaging Inc. Stock Ownership Plan and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of November, A.D. 1999.

                                                    /s/ DANA G. MEAD
                                            ------------------------------------
                                                        Dana G. Mead
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                             TENNECO PACKAGING INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Packaging Inc., does hereby appoint James V. Faulkner, Jr. and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Packaging Inc. Thrift Plan for Hourly Employees, (ii) the Tenneco Packaging Inc. Thrift Plan and (iii) the Tenneco Packaging Inc. Stock Ownership Plan and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of November, A.D. 1999.

                                                  /s/ ROBERT T. BLAKELY
                                            ------------------------------------
                                                     Robert T. Blakely
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                             TENNECO PACKAGING INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Packaging Inc., does hereby appoint James W. Faulkner, Jr. and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) the Tenneco Packaging Inc. Thrift Plan for Hourly Employees, (ii) the Tenneco Packaging Inc. Thrift Plan and (iii) the Tenneco Packaging Inc. Stock Ownership Plan and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of November, A.D. 1999.

                                                 /s/ RICHARD L. WAMBOLD
                                            ------------------------------------
                                                     Richard L. Wambold